EXHIBIT I

                                                       SUBSIDIARY GUARANTY

This SUBSIDIARY GUARANTY (as amended, restated, supplemented, or otherwise modified from time to time, this Guaranty”), dated as of February 23, 2000, is made by each U.S. Subsidiary of THE TITAN CORPORATION, a Delaware corporation (the “Borrower”), now or after the date hereof (including pursuant to Section 5.5) a party to this Guaranty (individually referred to as a “Guarantor” and collectively referred to as the “Guarantors”) in favor of each of the Secured Parties, including CREDIT SUISSE FIRST BOSTON, in its capacity as the Administrative Agent.

                                                             W I T N E S S E T H:

WHEREAS, pursuant to a Senior Secured Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the various financial institutions as are, or may from time to time become, parties thereto (collectively referred to as the “Lenders”), the Administrative Agent, First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty;

WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

WHEREAS, it is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement;

NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Borrower, each Guarantor jointly and severally agrees, for the benefit of each Secured Party, as follows:

                                                                     ARTICLE I

                                                                  DEFINITIONS

SECTION I.1.  Certain Terms.  The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Guarantor” and “Guarantors” is defined in the preamble.

“Guaranty” is defined in the preamble.

"Interest Rate Hedging Agreements" means interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect a Guarantor against fluctuations in interest rates, entered into between such Guarantor and a Lender or an Affiliate of a Lender, for the purpose of hedging interest rate risk with respect to the Obligations.

“Lenders” is defined in the first recital.

“Termination Date” means the date on which all Obligations have indefeasibly been        paid in full, all Commitments have been fully terminated and all Letters of Credit have   been canceled or otherwise terminated.

SECTION I.2.  Credit Agreement Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                                                    ARTICLE II

                                                       GUARANTY PROVISIONS

SECTION II.1.  Guaranty.  Each Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably

(a)  guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable rate provided in the Credit Agreement after the occurrence of any Default set forth in Section 9.1(i) of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy, insolvency or similar laws), fees, Reimbursement Obligations, Hedging Obligations, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)); and

(b)  indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by such Secured Party in enforcing any rights under this Guaranty;

provided, however, that each Guarantor shall only be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.  This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower, any other Obligor or any other Person before or as a condition to the obligations of such Guarantor hereunder.

SECTION II.2.  Reinstatement, etc.  Each Guarantor hereby jointly and severally agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Secured Party, upon the insolvency, bankruptcy, reorganization (or similar event) of the Borrower, any other Obligor or otherwise, all as though such payment had not been made.

SECTION II.3.  Guaranty Absolute, etc.  This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date has occurred.  Each Guarantor jointly and severally guarantees that the Obligations of the Borrower and each other Obligor will be paid strictly in accordance with the terms of the Credit Agreement, each other Loan Document and any Interest Rate Hedging Agreement under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto.  The liability of each Guarantor under this Guaranty shall be joint and several, absolute, unconditional and irrevocable irrespective of:

(a)  any lack of validity, legality or enforceability of the Credit Agreement or any other Loan Document;

(b)  the failure of any Secured Party

(i)  to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any other Loan Document, any Interest Rate Hedging Agreement or otherwise, or

(ii)  to exercise any right or remedy against any other guarantor (including each Guarantor) of, or collateral securing, any Obligations;

(c)  any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any extension, compromise or renewal of any Obligation;

(d)  any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e)  any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of the Credit Agreement, any other Loan Document or any Interest Rate Hedging Agreement, including without limitation any increase in the Obligations from the extension of additional credit to the Borrower or otherwise;

(f)  any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations;

(g)  any change, restructuring or termination of the corporate structure or existence of the Borrower or any other Obligor; or

(h)  any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

SECTION II.4.   Setoff.  Each Guarantor hereby irrevocably authorizes the Administrative Agent and each other Secured Party, without the requirement that any notice be given to such Guarantor (such notice being expressly waived by each Guarantor), upon the occurrence and during the continuance of any Default described in Section 9.1(i) of the Credit Agreement as it relates to the Borrower or upon the occurrence and during the continuance of any other Event of Default, to set-off and appropriate and apply to the payment of the Obligations owing to the Secured Parties (whether or not then due, and whether or not the Administrative Agent or such other Secured Party has made any demand for payment of the Obligations), any and all balances, claims, credits, deposits (general or special, time or demand, provisional or final), accounts or money of such Guarantor then or thereafter maintained with such Secured Party; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement.  Each Secured Party agrees to notify the applicable Guarantor and the Administrative Agent after any such setoff and application made by such Secured Party; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application.  The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

SECTION II.5.  Waiver, etc.

(a) Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations, as the case may be.

(b) Each Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Obligations, whether existing now or in the future.

(c) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Section 2.5 are knowingly made in contemplation of such benefits.

(d)  Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Borrower, and of all other circumstances bearing upon the risk of non-payment of the Obligations and the nature, scope and extent of the risks the Guarantors assume and incur hereunder, and agrees that the Secured Parties shall have no duty to advise the Guarantors of information known to them regarding such circumstances or risks.

(e)  Each Guarantor hereby waives any right to enforce any other remedy that the Secured Parties now have or may hereafter have against any third party, any endorser or any other guarantor of all or any part of the Obligations and any benefit of and any right to participate in, any security or collateral given to or for the benefit of the Secured Parties to secure payment of the Obligations.

(f)  Each Guarantor hereby waives all claims (as such term is defined in the United States Bankruptcy Code) it may at any time otherwise have against the Borrower arising from any transaction whasoever, including, without limitation, its rights to assert or enforce any such claims.

(g)  Each Guarantor hereby waives, to the fullest extent permitted by applicable law, without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to the Subsidiary Guarantor under Sections 2809, 2810, 2815, 2819, 2821, 2839, 2845, 2848, 2849, 2850, 2899 and 3433 of the California Civil Code.

(h)  Each Guarantor acknowledges and affirms that it understands and is aware that if the Administrative Agent on behalf of the Secured Parties elects to foreclose on any real property security nonjudicially, any right of subrogation of such Guarantor against the Borrower may be impaired or extinguished and that as a result of such impairment or extinguishment or subrogation rights, the Guarantors might otherwise have a defense to a deficiency judgment arising out of the operation of Section 580d of the California Code of Civil Procedure and related principles of estoppel, and waives any defense arising out of any such election by the Administrative Agent on behalf of the Secured Parties, including, without limitation, the defense arising out of the operation of Section 580d of the Code of Civil Procedure and related principles of estoppel, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Company or any other party or any security.

SECTION II.6.  Subrogation.  Each Guarantor agrees that it will not exercise any rights that it may now have or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under this Guaranty or any other Loan Document, including without limitation any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any beneficiary against the Borrower or any Collateral, whether or not such claim, remedy or right arises at equity or under contract, statute or common law, including without limitation the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right except as specifically otherwise provided in the Loan Documents.  Any amount paid to any Guarantor on account of any such subrogation rights shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Guarantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 2.8; provided, however, that if

(a) any Guarantor has made payment to the Secured Parties of all or any part of the Obligations; and

(b) the Termination Date has occurred;

then at such Guarantor’s request, the Administrative Agent, (on behalf of the Secured Parties) will, at the expense of such Guarantor, execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment by such Guarantor.  In furtherance of the foregoing, at all times prior to the Termination Date, each Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to any Secured Party.  Notwithstanding the foregoing, to the extent necessary to toll the statute of limitations, such Guarantor may take such action required to preserve any rights it has by way of rights of subrogation as consented to by the Administrative Agent in its reasonable discretion.

SECTION II.7.  Successors, Transferees and Assigns, etc.  This Guaranty shall:

(a)  be binding upon each Guarantor, and its successors, transferees and assigns; and

(b)  inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note, Credit Extension or Commitment held by it to any other Person and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, in each case as provided in Section 11.11 of the Credit Agreement.

SECTION II.8.  Payments; Application.  Each Guarantor hereby agrees with each Secured Party as follows:

(a) Each Guarantor agrees that all payments made by such Guarantor hereunder will be made in Dollars to the Administrative Agent, without set-off, counterclaim or other defense and in accordance with Sections 4.6 and 4.7 of the Credit Agreement, free and clear of and without deduction for any Taxes, the Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 4.6 and 4.7 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Guaranty by this reference as if set forth herein; provided, that references to the “Borrower” in such Sections shall be deemed to be references to each Guarantor, and references to “this Agreement” shall be deemed to be references to this Guaranty.

(b)  All payments made hereunder shall be applied upon receipt as follows:

(i)  first, to the payment of all Obligations owing to the Administrative Agent pursuant to Section 11.3 of the Credit Agreement;

(ii)  second, after payment in full of the amounts specified in clause (b)(i), to the ratable payment of all other Obligations owing to the Secured Parties, with such amounts applied first to fees and expenses, then to accrued and unpaid interest, then to the outstanding principal amount of the Loans, then to Letter of Credit Outstandings and then to Interest Rate Hedging Obligations; and

(iii)  third, after payment in full of the amounts specified in clauses (b)(i) and (b)(ii), and following the Termination Date, to such Guarantor or any other Person lawfully entitled to receive such surplus.

SECTION 2.9.  Acceleration of Guaranty.  Each Guarantor hereby jointly and severally agrees that, in the event of an Event of Default under Section 9.1(i) of the Credit Agreement, and if such Default shall occur at a time when any of the Obligations may not then be due and payable, each Guarantor jointly and severally agrees that it will pay to the Administrative Agent (for the benefit of the Secured Parties) forthwith the full amount which would be payable hereunder by each Guarantor if all such Obligations were then due and payable.

SECTION 2.10.  Release of Cayenta.  Each member of the Cayenta Group shall be automatically released from this Guaranty and shall no longer be a "Guarantor" hereunder upon the occurrence of the following conditions precedent: (a) the issuance of shares in connection with the initial public offering of Cayenta pursuant to the terms of the applicable underwriting agreement and (b) delivery of an officer's certificate to the Administrative Agent certifying that no Default shall have occurred and then be continuing or would result from the initial public offering.

                                                                    ARTICLE III

                                          REPRESENTATIONS AND WARRANTIES

SECTION III.1.  Representations.  In order to induce the Secured Parties to enter into the Credit Agreement and make Credit Extensions thereunder, each Guarantor represents and warrants to each Secured Party that the representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to it and its properties, are true and correct (it being understood that such representations and warranties not qualified by reference to materiality or Material Adverse Effect shall be true and correct in all material respects), each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.  Furthermore, each Guarantor represents that it has knowledge of the Borrower’s and each other Obligor’s financial condition and affairs and that it has adequate means to obtain from the Borrower and each other Obligor on an ongoing basis information relating thereto and to the Borrower’s and such Obligor’s ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect.  Each Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of any Obligor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower or any other Obligor that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Obligations.

                                                                    ARTICLE IV

                                                             COVENANTS, ETC.

SECTION IV.1.  Covenants.  Each Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement (including Articles VII and VIII thereof) which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made herein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.

                                                                    ARTICLE V

                                                  MISCELLANEOUS PROVISIONS

SECTION V.1.  Loan Document.  This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XI thereof.

SECTION V.2.  Binding on Successors, Transferees and Assigns; Assignment.  In addition to, and not in limitation of, Section 2.7, this Guaranty shall be jointly and severally binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that no Guarantor may (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

SECTION V.3.  Amendments, etc.  No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant toSection 11.1 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION V.4.  Notices.  All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and, mailed or telecopied or delivered to each Guarantor, in care of the Borrower at the address or facsimile number of the Borrower specified in the Credit Agreement.  All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

SECTION V.5.  Additional Subsidiary Guarantors.  Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a “Guarantor” hereunder with the same force and effect as if originally named as a “Guarantor” herein.  The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder.  The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

SECTION V.6.  No Waiver; Remedies.  In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION V.7.  Captions.   Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

SECTION V.8.  Severability.  Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

SECTION V.9.  Governing Law, Entire Agreement, etc.  THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).  THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

SECTION V.10.  Forum Selection and Consent to Jurisdiction.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY GUARANTOR SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK, BOROUGH OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND.  EACH GUARANTOR HEREBY IRREVOCABLY APPOINTS CSC UNITED STATES CORPORATION COMPANY (THE “PROCESS AGENT”), WITH AN OFFICE ON THE DATE HEREOF AT 375 HUDSON STREET, NEW YORK, NEW YORK 10014, AS ITS  AGENT TO RECEIVE, ON ITS BEHALF AND ON BEHALF OF ITS PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING.  SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO SUCH GUARANTOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT’S ABOVE ADDRESS, AND EACH GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF.  EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK ADDRESSED TO SUCH GUARANTOR, CARE OF THE BORROWER, AT THE ADDRESS FOR NOTICES SPECIFIED IN THE CREDIT AGREEMENT.  EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION.   EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

SECTION V.11.  Waiver of Jury Trial.  EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR SUCH GUARANTOR.  EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

SECTION V.12.  Counterparts.  This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Assist Cornerstone Technologies, Inc.
Atlantic Aerospace Electronics Corporation
Cayenta Operating Company
Cayenta, Inc.
DBA Systems, Inc.
Delfin Systems
Diversified Control Systems, Inc.
Eldyne, Inc.
Horizons Technology, Inc.
J.B. Systems, Inc.
Linkabit Wireless, Inc.
Mergeco, Inc.
Pulse Sciences, Inc.
System Resources Corporation
Titan Food Pasteurization Corp.
Titan Medical Sterilization Corp.
Titan Scan Corp.
Titan Systems Corporation
Titan Unidyne Corporation
Titan Wireless, Inc.
Tomotherapeutics, Inc.
Validity Corporation
VisiCom Laboratories, Inc.
Microlithics Corporation

All By:

Name:  Ray Guillaume

Title: Assistant Treasurer

                                                                                                                                        ANNEX I to

                                                                                                                        the Subsidiary Guaranty

SUPPLEMENT, dated as of ________________, ____ (this “Supplement”),  to the Subsidiary Guaranty, dated as of _____ __, ____ (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the “Guaranty”), among the initial signatories thereto and each other Person (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guaranty) which from time to time thereafter became a party thereto pursuant to Section 5.5 thereof (each, individually, a “Guarantor”, and, collectively, the “Guarantors”), in favor of the Secured Parties (as defined in the Guaranty).

                                                             W I T N E S S E T H:

WHEREAS, pursuant to the provisions of Section 5.5 of the Guaranty, the undersigned is becoming a Guarantor under the Guaranty; and

WHEREAS, the undersigned Guarantor desires to become a “Guarantor” under the Guaranty in order to induce the Secured Parties to continue to extend Credit Extensions under the Credit Agreement;

NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), the undersigned agrees, for the benefit of each Secured Party, as follows.

SECTION 1.  In accordance with the terms of the Guaranty, by its signature below the undersigned hereby irrevocably agrees to become a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto, and the undersigned Guarantor hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guaranty applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof.  In furtherance of the foregoing, each reference to a “Guarantor” in the Guaranty and each other Loan Document shall be deemed to include the undersigned Guarantor.

SECTION 2.  The undersigned Guarantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guaranty constitute the legal, valid and binding obligation of the undersigned Guarantor, enforceable against it in accordance with its terms.

SECTION 3.  Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

SECTION 4.  In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired.

SECTION 5.  THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

[NAME OF ADDITIONAL SUBSIDIARY GUARANTOR]

By:

Name:

Title: